Exhibit 10.16

SPONSOR FORFEITURE AGREEMENT

This SPONSOR FORFEITURE AGREEMENT (this “Agreement”) is made and entered into as of August 15, 2022, by and among Founder SPAC, a Cayman Islands exempted company (“Founder”), Founder SPAC Sponsor LLC, a Delaware limited liability company (“Sponsor”), and Rubicon Technologies, LLC, a Delaware limited liability company (“Rubicon,” and together with Founder and Sponsor, each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, on December 15, 2021, Founder, Ravenclaw Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Founder, Ravenclaw Merger Sub Corporation 1, a Delaware corporation and wholly owned subsidiary of Founder, Ravenclaw Merger Sub Corporation 2, a Delaware corporation and wholly owned subsidiary of Founder, Ravenclaw Merger Sub Corporation 3, a Delaware corporation and wholly owned subsidiary of Founder, Boom Clover Business Limited, a British Virgin Islands corporation, NZSF Frontier Investments Inc., a Delaware corporation, and PLC Blocker A LLC, a Delaware limited liability company, entered into an agreement and plan of merger (the “Merger Agreement”) with Rubicon with respect to a business combination between Founder and Rubicon (the “Business Combination”);

WHEREAS, Sponsor holds Class B ordinary shares, par value $0.0001 per share, of Founder (“Founder Class B Shares”); and

WHEREAS, in consideration for the various transactions and undertakings by the Parties contemplated by the Business Combination and the ancillary agreements related thereto, Sponsor has agreed to forfeit 1,000,000 Founder Class B Shares (the “Forfeited Shares”) immediately prior to the consummation of the Business Combination (the “Closing”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.	Forfeiture and Cancellation: Sponsor hereby agrees that, immediately prior to the Closing, Sponsor shall automatically and irrevocably surrender and forfeit to Founder, for no consideration and as a contribution of capital of Founder, the Forfeited Shares. Founder hereby agrees that it shall immediately cancel the Forfeited Shares for no consideration.

2.	Entire Agreement: This Agreement constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the Parties.

3.	Assignment: No Party shall assign this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on and inure to the benefit of the Parties and their respective permitted successors and assigns.

4.	No Third-Party Beneficiaries: Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the Parties any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Parties hereto and their successors, heirs, personal representatives and assigns and permitted transferees.

5.	Counterparts: This Agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6.	Severability: This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

7.	Specific Performance: The Parties agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific enforcement of the terms and provisions of this Agreement, in addition to any other remedy to which any Party is entitled at law or in equity. In the event that any legal proceeding shall be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law, and each Party agrees to waive any requirement for the securing or posting of any bond in connection therewith.

8.	Governing Law; Jurisdiction: This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Any action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in federal and state courts located in the Chancery Court of the State of Delaware, and each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in the Borough of Manhattan, State of New York, New York County), for the purposes of any proceeding, claim, demand, action or cause of action arising under this Agreement, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding has been brought in an inconvenient forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court, and agrees not to bring any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any proceeding brought pursuant to this paragraph. The prevailing Party in any such proceeding (as determined by a court of competent jurisdiction) shall be entitled to be reimbursed by the non-prevailing Party for its reasonable expenses, including reasonable attorneys’ fees, incurred with respect to such action.

9.	Waiver of Jury Trial: THE PARTIES EACH HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREE AND CONSENT THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS AGREEMENT.

10.	Notices: All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in each case in this clause (iv), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:

(a) If to Founder or Sponsor, to:

Founder SPAC
11752 Lake Potomac Drive
Potomac, Maryland 20854
Attention:	Osman Ahmed
Email:	osman@founderspac.com

with copies (which shall not constitute notice) to:

Winston & Strawn LLP
800 Capitol St Suite 2400
Houston, TX 77002
Attention:	Michael Blankenship
James R. Brown
Louis B. Savage
Email:	mblankenship@winston.com
jrbrown@winston.com
lsavage@winston.com

(b) If to Rubicon, to:

Rubicon Technologies, LLC
950 E. Paces Ferry Road
Suite 1900
Atlanta, GA 30326
Attention:	William Meyer, General Counsel
Email:	bill.meyer@rubicon.com

with copies (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
200 Park Ave.
New York, NY 10166
Attention:	Saee Muzumdar
Evan D’Amico
Email:	SMuzumdar@gibsondunn.com
EDAmico@gibsondunn.com

11.	Further Assurances: Each of the Parties agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed as of the date first written above.

FOUNDER SPAC

By:	/s/ Osman Ahmed
Name:	Osman Ahmed
Title:	CEO

FOUNDER SPAC SPONSOR LLC

By:	/s/ Manpreet Singh
Name:	Manpreet Singh
Title:	Managing Member

RUBICON TECHNOLOGIES, LLC

By:	/s/ Nathaniel R. Morris
Name:	Nathaniel Morris
Title:	Chairman & CEO

[Signature Page to Sponsor Forfeiture Agreement]

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